UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 25, 2007
Date of Report (Date of earliest event reported)
PCTEL, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27115	77-0364943

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)
8725 W. Higgins Road, Suite 400
Chicago, Illinois 60631
(Address of principal executive offices)
(773) 243-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Section 2 – Financial Information
•	Item 2.02 Results of Operations and Financial Condition
          The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
          On July 25, 2007, PCTEL, Inc. issued a press release regarding its financial results for its second fiscal quarter ended June 30, 2007. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
          (d) Exhibits
          The following exhibit is furnished herewith:
99.1	Press Release, dated July 25, 2007, of PCTEL, Inc. announcing its financial results for its second fiscal quarter ended June 30, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

PCTEL, Inc. A Delaware Corporation (Registrant)
/s/ John Schoen
John W. Schoen
Chief Financial Officer

Date: July 25, 2007

Exhibit Index

Exhibit
Number	Description

99.1	Press Release, dated July 25, 2007, of PCTEL, Inc. announcing its financial results for its second fiscal quarter ended June 30, 2007